ARROW AUTOMOTIVE INDUSTRIES, INC.
         WAIVER AND SECOND AMENDMENT TO AMENDED AND RESTATED REVOLVING
                        CREDIT AND TERM LOAN AGREEMENT


      THIS WAIVER AND SECOND AMENDMENT (this "Amendment"), dated as of March 29, 1997, by and among Arrow Automotive Industries, Inc. (the "Borrower"), BankBoston, N.A., f/k/a The First National Bank of Boston, a national banking association ("BKB"), the other lending institutions listed on SCHEDULE 1 to the Credit Agreement (together with BKB, the "Banks"), and BankBoston, N./A., f/k/a The First National Bank of Boston as agent for the Banks (the "Agent"), as parties to a certain Amended and Restated Revolving Credit and Term Loan Agreement, dated as of December 3, 1996 (as amended by the Waiver and First Amendment to Amended and Restated Revolving Credit and Term Loan Agreement,
dated as of December 28, 1996, the "Credit Agreement").   Capitalized terms not
otherwise defined herein shall have the same meanings ascribed thereto in the Credit Agreement.

      WHEREAS, the Borrower has requested the Banks to make certain amendments to, and waive certain provisions of, the Credit Agreement; and

      WHEREAS, the Banks are willing to make such amendments to, and waive certain provisions of, the Credit Agreement subject to the terms and conditions set forth herein.

      NOW THEREFORE, the Borrower and the Agent and the Banks hereby covenant and agree as follows:

      1.    AMENDMENT TO CREDIT AGREEMENT.

            (a)   The definition of Borrowing Base contained in Section
      1.1 of the Credit Agreement is amended by deleting the amount "$13,500,000" set forth in the proviso contained in such definition and substituting $13,000,000" therefor.

            (b) The definition of Revolving Credit Loan Maturity Date contained in Section 1.1 of the Credit Agreement is amended by deleting the date "December 31, 1997" contained in such definition and substituting the date "March 31, 1998" therefor.

            (c) Section 6 of the Credit Agreement is amended by adding the following new Section 6.10:

            6.10 Prepayment and Termination. If the Borrower prepays all of the Obligations and terminates each Bank's Commitment in full prior to the Revolving Credit Loan Maturity Date or Term Loan Maturity Date, the Borrower shall pay a premium equal to one percent (1%) of the sum of (i) the Total Commitment with respect to the Revolving Credit Loans PLUS
      (ii) the outstanding amount of the Term Loan, on the date immediately prior to the date of prepayment (the "Total Prepayment Amount")' PROVIDED, HOWEVER, in the event that the Banks request the Borrower to refinance with a third party and repay all of the Obligations and all of the Obligations are repaid in full in cash within ninety (90) days of such request, the premium to be paid by the Borrower shall be equal to one-half percent (0.5%) of the Total Repayment Amount.

            (d) Section 11.1 of the Credit Agreement is amended by deleting such Section 11.1 and restating it in its entirety as follows:

            11.1 Capital Expenditures. The Borrower will not make Capital Expenditures that exceed in the aggregate (a) $575,000 during the 1997 fiscal year (excluding amounts capitalized in connection with the closing of the Borrower's manufacturing facility located in Santa Maria, California up to an aggregate amount of $250,000) and (b) $500,000 during any fiscal year thereafter.

            (e) Section 11.2 of the Credit Agreement is amended by deleting such Section 11.2 and restating it in its entirety as follows:

      11.2 Debt Service. The Borrower will not permit, as at the end of each fiscal quarter (commencing with the fiscal quarter ending on September 27, 1997), the ratio of (a) the sum of (i) Net Income plus (ii) Total Interest Expense, plus (iii) depreciation, plus (iv) amortization to (b) Total Debt Service to be less than 1.0:1.0.

            (f) Section 11.3 of the Credit Agreement is amended by deleting such Section 11.3 and restating it in its entirety as follows:

      11.3 Liabilities to Worth Ratio. The Borrower will not permit the ratio of Total Liabilities to Tangible Net Worth to exceed (a) 1.50:1.100 as at the end of each of fiscal quarter Q1, 1997 and Q2, 1997 and (b) 2.00:1.00 as at the end of each fiscal quarter ending thereafter.

            (g) Section 11.4 of the Credit Agreement is amended by deleting such Section 11.4 and restating it in its entirety as follows:

      11.4 Tangible Net Worth. The Borrower will not permit Tangible Net Worth to be less than $22,250,000 at any time.

            (h) Section 11.5 of the Credit Agreement is amended by deleting such Section 11.5 and restating it in its entirety as follows:

11.5 Minimum Profitability. The Borrower will not permit, as at the end of each fiscal quarter described in the table set forth below, its Net Income to be less than the amount set forth opposite such quarter in such table:

            FISCAL QUARTER                               AMOUNT

            Q4, 1997                                   -$750,000
            Each fiscal quarter thereafter,             $1.00
            commencing with the fiscal quarter
            ending on the last day of Q1, 1998.

      2.    WAIVER.  The Banks hereby waive the provisions of Sections 11.2 and
11.5 of the Credit Agreement solely to the extent necessary to permit non-compliance with such Sections 11.2 and 11.5, and only for the fiscal quarter ended March 31, 1997.

      3. AMENDMENT FEE. The Borrower shall pay to the Agent for the PRO RATA accounts of the Banks on or prior to May 12, 1997 an amendment fee of $25,000.

      4. CONDITIONS TO EFFECTIVENESS. This Amendment shall be effective upon satisfaction of the following condition:

            (a) this Amendment shall have been duly and properly executed and delivered to the Agent by the Borrower, the Banks and the Agent;

            (b) all corporate action necessary for the valid execution, delivery and performance by the Borrower of this Amendment and the Credit Agreement as amended hereby shall have been duly and effectively taken, and evidence thereof satisfactorily to the Agent shall have been provided to the Agent; and

            (c) the Borrower shall have paid to the Agent, for the benefit of the Banks, the Amendment Fee.

      5. REPRESENTATIONS AND WARRANTIES. The Borrower, hereby represents and warrants to the Bank and the Agent as follows:

            (a) REPRESENTATIONS AND WARRANTIES IN CREDIT AGREEMENT. The representations and warranties of the Borrower contained in the Credit Agreement (i) were true and correct in all material respects when made, and
(ii) except to the extent such representations and warranties by their terms are made solely as of a prior date, continue to be true and correct in all material respects on the date hereof.

            (b) RATIFICATION, ETC. Except as expressly provided by this Amendment, the Credit Agreement and all documents, instruments and agreements related thereto, including, but not limited to the Security Documents, are hereby ratified and confirmed in all respects and shall continue in full force and effect. The Credit Agreement and this Amendment shall be read and construed as a single agreement. All references in the Credit Agreement or any related agreement or instrument to the Credit Agreement shall hereafter refer to the Credit Agreement as amended hereby.

            (c) AUTHORITY, ETC. The execution and delivery by the Borrower of this Amendment and the performance by the Borrower of all of its agreements and obligations under the Credit Agreement as amended hereby are within the corporate authority of the Borrower and have been duly authorized by all necessary corporate action on the part of the Borrower.

            (d) ENFORCEABILITY OF OBLIGATIONS. This Amendment and the Credit Agreement as amended hereby constitute the legal, valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with their terms.

            (e) NO DEFAULT. After giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

      6. NO OTHER AMENDMENTS OR WAIVERS. Except as expressly provided in this Amendment, all of the terms and conditions of the Credit Agreement and the other Loan Documents remain in full force and effect.

      7. EXPENSES. Pursuant to Section 17 of the Credit Agreement, all costs and expenses incurred or sustained by the Agent in connection with this Amendment, including the fees and disbursements of legal counsel for the Agent in producing, reproducing and negotiating the Amendment, will be for the account of the Borrower whether or not the transactions contemplated by this Amendment are consummated.

      8. EXECUTION IN COUNTERPARTS. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but which together shall constitute one instrument.


      9. MISCELLANEOUS. THIS AMENDMENT SHALL BE DEEMED TO BE A CONTRACT UNDER THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS AND SHALL FOR ALL PURPOSES BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS (EXCLUDING THE LAWS APPLICABLE TO CONFLICTS OR CHOICE OF LAW). The captions in this Amendment are for the convenience of reference only and shall not define or limit the provisions hereof.


(THE REMAINDER OF THIS PAGE IS LEFT INTENTIONALLY BLANK)

      IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment under seal as of the date first set forth above.

                        ARROW AUTOMOTIVE INDUSTRIES, INC.

                        By:  /S/ JAMES F. FAGAN
                              Name:  James F. Fagan
                              Title:  Executive Vice President

                        BANKBOSTON, N.A., f/k/a THE FIRST NATIONAL
                        BANK OF BOSTON, individually and as Agent

                        By:  /S/ MATTHEW A. ROSS
                              Name:   Matthew A. Ross
                              Title:  Vice President

                        BTM CAPITAL CORPORATION

                        By:  /S/ THOMAS F. LEE
                              Name:  Thomas F. Lee
                              Title:  Assistant Managing Director